Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

Note 7 — Income Taxes

For the year ended December 31, 2016 and the period from July 13, 2015 (inception) through December 31, 2015 there are no provisions for income taxes or corporate taxes payable due to the net operating losses incurred in each year.
Deferred income tax assets of $260,000 (2016) and $40,000 (2015) are primarily comprised of net operating loss carryforwards. The deferred tax benefits recorded in each year of $220,000 (2016) and $40,000 (2015) were offset by corresponding equal amounts of changes in the valuation allowance.
Deferred income taxes, if applicable, are provided for the differences between the basis of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized. The Company has approximately $766,000 in net operating losses that expire through 2036 and if realized would have a tax benefit approximately $260,000. The Company has recorded a full valuation allowance against this deferred tax benefit since the Company believes it is more likely than not to that the Company will not utilize the losses in the future, and accordingly it has not been recorded as a deferred tax asset.
A reconciliation of the provision for income taxes with the amounts computed by applying the statutory Federal income tax rate to income from continuing operations before provision for income taxes is as follows:

	Year Ended December 31, 2016	Period from July 13, 2015 (inception) through December 31, 2015
Tax provision at statutory rate	(34)%	(34)%
State and local taxes (net of federal tax benefit)	—	—
Effect of valuation allowance on deferred tax asset	34%	34%
Effective tax rate	0%	0%